UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2017

Patheon N.V.
(Exact Name of Registrant as Specified in its Charter)

The Netherlands	2834	98-1153534
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

Evert van de Beekstraat 104
1118 CN Amsterdam Schiphol
The Netherlands
+31 (0)20 799 1500
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Eric Sherbet
General Counsel and Secretary
111 Speen Street, Suite 550
Framingham, Massachusetts 01701
(508) 620-2510
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition

On March 16, 2017 Patheon N.V. (the “Company”) issued a press release announcing preliminary unaudited financial results for its fiscal quarter ended January 31, 2017. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated by reference into this Item 2.02.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in Item 2.02 of this Report, including the press release attached as Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 16, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHEON N.V.

By:	/s/ Eric M. Sherbet
Name:	Eric M. Sherbet
Title:	General Counsel and Secretary

Date: March 16, 2017